                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                          BRYN MAWR BANK CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                          BRYN MAWR BANK CORPORATION
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                          BRYN MAWR BANK CORPORATION

                             801 LANCASTER AVENUE
                      BRYN MAWR, PENNSYLVANIA 19010-3396

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 16, 1996

To Our Shareholders:

  Notice is hereby given that the Annual Meeting of Shareholders of Bryn Mawr Bank Corporation (the "Corporation") will be held at The American College, 270 Bryn Mawr Avenue, Bryn Mawr, Pennsylvania on Tuesday, April 16, 1996, at 2:00 P.M., for the following purposes:

    1. To elect one director to serve a two year term, and three directors to serve four year terms and until their successors are duly elected and take office.

    2. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent certified public accountants for Bryn Mawr Bank Corporation for the year 1996.

  In their discretion the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on March 1, 1996, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

                                          By Order of the Board of Directors
                                           of Bryn Mawr Bank Corporation

                                          /s/ Samuel C. Wasson

                                          Samuel C. Wasson, Jr.
                                                Secretary

Bryn Mawr, Pennsylvania
March 8, 1996

IMPORTANT NOTICE

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY SHAREHOLDER GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE FOR ANY PURPOSE. ANY SHAREHOLDER WHO IS PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY PRIOR TO ITS USE FOR ANY PURPOSE AND VOTE IN PERSON.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                      PAGE NO.
                                                                      --------
Introduction.........................................................     1
  Matters to be Considered at the Annual Meeting of Shareholders.....     1
  Date, Time and Place of Annual Meeting.............................     1
  Record Date and Voting.............................................     1
  Other Matters......................................................     2
Security Ownership of Certain Beneficial Owners......................     2
The Corporation's and Bank's Boards of Directors.....................     2
  General Information About the Corporation's and Bank's Boards of
   Directors.........................................................     2
  Information About Committees of the Corporation's Board of
   Directors.........................................................     3
  Meetings of Corporation's Board and its Committees.................     3
  Information About Committees of the Bank's Board of Directors......     4
  Meetings of Bank's Board and its Committees........................     4
  Boards of Directors Compensation...................................     4
Biographical Information About Corporation's Directors--Information
 About Security Holdings of Corporation's Directors and of the
 Corporation's Directors and Executive Officers as a Group...........     6
Corporation's and Bank's Executive Officers..........................     8
Executive Compensation...............................................     9
  General Disclosure Considerations Concerning Executive
   Compensation......................................................     9
  Executive Compensation.............................................     9
  Summary Compensation Table.........................................    10
  Change of Control Agreements.......................................    11
  Aggregated Option Exercises and Year-End Option Value Table........    12
  Stock Option and Stock Appreciation Rights Plan....................    12
  Executive Deferred Bonus Plan......................................    13
  Pension Plan.......................................................    13
  Pension Benefit Table..............................................    14
  Supplemental Employee Retirement Plan..............................    15
  Bryn Mawr Bank Corporation Thrift and Savings Plan.................    15
  Certain Relationships and Related Transactions.....................    16
Stock Price Performance Graph........................................    16
Compensation Committee Report........................................    17
  Executive Compensation Policy Principles...........................    17
  Elements of Executive Compensation Program.........................    17
  Salary Compensation and Fringe Benefits............................    17
  Stock Options......................................................    18
  Executive Compensation Decisions for 1995..........................    18
  Factors and Criteria on which the Chief Executive Officer's
   Compensation was based in 1995....................................    18
  The Compensation Committees........................................    18
Proposal 1--Election of Directors....................................    19
  Nominees for Directors.............................................    19
Proposal 2--Ratification of Appointment of Independent Certified
 Public Accountants..................................................    20
Other Business.......................................................    20
Shareholder Proposals for 1997.......................................    20
Additional Information...............................................    21

                                PROXY STATEMENT
                           FOR THE ANNUAL MEETING OF
                          BRYN MAWR BANK CORPORATION
                                 TO BE HELD ON
                                APRIL 16, 1996

                                 INTRODUCTION

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING OF SHAREHOLDERS

  This Proxy Statement is being furnished to shareholders of Bryn Mawr Bank Corporation (the "Corporation") in connection with the solicitation of proxies by the Corporation for use at the Corporation's Annual Meeting of Shareholders to be held on Tuesday, April 16, 1996, at 2:00 P.M., or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon (1) the election of one director to serve for a term of two years and until the Annual Meeting in 1998 and three directors to serve for a term of four years each and until the Annual Meeting in 2000 or until their successors are elected and take office; and (2) to ratify the appointment of Coopers & Lybrand L.L.P. as the independent certified public accountants for the Corporation for the year 1996. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is March 8, 1996. The address of the executive office of the Corporation is 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

DATE, TIME AND PLACE OF ANNUAL MEETING

  The Annual Meeting will be held on Tuesday, April 16, 1996, at 2:00 P.M., at The American College, 270 Bryn Mawr Avenue, Bryn Mawr, Pennsylvania.

RECORD DATE AND VOTING

  The Board of Directors of the Corporation has fixed the close of business on March 1, 1996 as the date for determining holders of record of Corporation's Common Stock, par value $1.00 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record is entitled to one vote per share on the matters to be considered at the Annual Meeting.

  The holders of a majority of the outstanding shares of Corporation's Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of March 1, 1996, there were 2,190,380 shares of Corporation's Common Stock outstanding/(1)/.

  Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by management of the Corporation, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to Samuel
C. Wasson, Jr., the Secretary of the Corporation, at the executive office of the Corporation, 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

  The Corporation does not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.
--------
/(1)/ The data in the Proxy Statement concerning the outstanding shares of the Corporation reflect a 2 for 1 stock split which occurred on December 29, 1995.

OTHER MATTERS

  The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegram, by the directors, officers and employees of the Corporation and by the Corporation's wholly-owned subsidiary, The Bryn Mawr Trust Company (the "Bank"). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation will reimburse them for their expenses in doing so.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information known to the Corporation, as of February 15, 1996, with respect to the only persons to the Corporation's knowledge, who may be beneficial owners of more than 5% of the Corporation's Common Stock.

                                                  PERCENTAGE OF
                             AMOUNT AND NATURE OF  OUTSTANDING
                             BENEFICIAL OWNERSHIP  CORPORATION
   NAME AND ADDRESS             OF CORPORATION    COMMON STOCK
   OF BENEFICIAL OWNER           COMMON STOCK         OWNED
   -------------------       -------------------- -------------
   Thomas J. Carroll               214,200(1)         9.77%
   Patrickswell
   Post Office Box 488
   Middleburg, VA 22117
   George W. Connell               110,000            5.02%
   621 Pembroke Road
   Bryn Mawr, PA 19010-3613

--------
(1) Fourteen Thousand (14,000) of the shares reported as beneficially owned by Mr. Carroll are owned Two Thousand (2,000) shares each by his seven (7) children who do not reside in his home. Mr. Carroll disclaims beneficial ownership of such shares.

                         THE CORPORATION'S AND BANK'S
                              BOARDS OF DIRECTORS

  The By-Laws of the Corporation provide that the Corporation's business shall be managed by a Board of Directors of not less than eight and not more than twelve directors. The Corporation's Board, as provided in the By-Laws, is divided into four classes of directors, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at twelve, with three members in Class I, three members in Class II, three members in Class III, and three members in Class IV. Under the Corporation's By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for a term expiring with the next annual meeting of shareholders, unless the directors are appointed by the Board after the shareholder record date for that meeting, in which case the person serves as a director until the annual meeting of shareholders following that meeting. The directors in each class serve terms of four years each, unless appointed or elected to fill an unexpired term of office, and until their successors are elected, qualified and take office.

GENERAL INFORMATION ABOUT THE CORPORATION'S AND BANK'S BOARDS OF DIRECTORS

  The Corporation's Board of Directors meets at least quarterly and during 1995 the Corporation's Board of Directors held thirteen meetings. The Bank's Board of Directors was scheduled to meet at least monthly and during 1995 held twelve meetings.

INFORMATION ABOUT COMMITTEES OF THE CORPORATION'S BOARD OF DIRECTORS

  The Committees of the Corporation's Board of Directors are the Executive, Audit, Compensation, Nominating, Insurance and Pension Committees.

  The Executive Committee, comprised of Sherman R. Reed, 3rd (Chairman), Darrell J. Bell, Richard B. Cuff, William Harral, III, Phyllis M. Shea and Robert L. Stevens, meets when called together to discuss and act upon matters which require action prior to the next meeting of the Corporation's Board of Directors and exercises the authority and powers of the Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. During 1995 the Executive Committee did not hold any meetings.

  The Audit Committee, comprised of Darrell J. Bell (Chairman), Eleanor Carson Donato, Sherman R. Reed, 3rd and Thomas A. Williams, meets at least once a year to make or cause to be made a complete examination of the books, papers and affairs of the Corporation and its subsidiaries and to consider such other matters as may be required by law. The Audit Committee employs independent certified public accountants as it deems necessary to make such examination. During 1995 the Audit Committee held five meetings.

  The Compensation Committee, comprised of Richard B. Cuff (Chairman), Darrell
J. Bell, William Harral, III and B. Loyall Taylor, Jr. meets to discuss compensation matters, including determining the numbers of stock options to be distributed pursuant to the Corporation's Stock Option and Stock Appreciation Rights Plan. During 1995 the Compensation Committee held two meetings.

  The Nominating Committee, comprised of Sherman R. Reed, 3rd (Chairman), William Harral, III, Phyllis M. Shea, Robert L. Stevens and B. Loyall Taylor, Jr. meets, when necessary, to consider and nominate candidates to serve as directors of the Corporation. During 1995 the Nominating Committee held two meetings. The Committee will consider director nominees recommended by the shareholders. In submitting a recommendation shareholders should send to the Secretary of the Corporation biographical information about the candidate, together with a statement of the candidate's qualifications and any other data supporting the recommendation. If it is determined that the candidate has no conflicts of interest or directorships with other companies that would disqualify the candidate from serving as a director, the candidate's name will be presented to the Nominating Committee for consideration.

  The Insurance Committee, comprised of Eleanor Carson Donato (Chairman), William Harral, III, B. Loyall Taylor, Jr. and Samuel C. Wasson, Jr. meets to review and discuss insurance coverages. During 1995 the Insurance Committee held one meeting.

  The Pension Committee, comprised of Phyllis M. Shea (Chairman), Warren W. Deakins, Eleanor Carson Donato, William Harral, III, Peter H. Havens, Robert
L. Stevens, B. Loyall Taylor, Jr. and Thomas A. Williams meets to discuss the administration by the Bank of the Corporation's pension plan. During 1995 the Pension Committee held one meeting.

MEETINGS OF CORPORATION'S BOARD AND ITS COMMITTEES

  The total number of meetings of the Corporation's Board of Directors which were held in 1995 was thirteen meetings. All of the incumbent directors, who were directors during 1995 (i) attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors, and
(ii) all directors attended at least seventy-five percent (75%) of the total number of meetings held by all committees of the Board on which the director served, except William Harral, III, who during 1995 was unable to attend one Pension Committee meeting and Phyllis M. Shea who during 1995 was unable to attend one Compensation Committee meeting.

INFORMATION ABOUT COMMITTEES OF THE BANK'S BOARD OF DIRECTORS

  The Committees of the Bank's Board of Directors are the Executive, Audit, Trust and Compensation Committees.

  The Executive Committee, comprised of Sherman R. Reed, 3rd (Chairman), Richard B. Cuff, Eleanor Carson Donato, Phyllis M. Shea and Robert L. Stevens, meets to review loans and to exercise the authority and powers of the Bank's Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Committee meets twice each month. The Committee held twenty-four meetings during 1995.

  The Audit Committee, comprised of Darrell J. Bell (Chairman), Eleanor Carson Donato, Sherman R. Reed, 3rd and Thomas A. Williams, meets at least twice a year to make or cause to be made a complete examination of the books, papers, and affairs of the Bank, and to consider such other matters as may be required by law. The Audit Committee employs independent certified public accountants as it deems necessary to make such examination. The Committee held five meetings during 1995.

  The Trust Committee, comprised of Phyllis M. Shea (Chairman), Warren W. Deakins, Eleanor Carson Donato, William Harral, III, Peter H. Havens, Robert
L. Stevens, B. Loyall Taylor, Jr. and Thomas A. Williams, meets monthly and has general supervision over the Trust Department and over that Department's investments. The Committee held thirteen meetings during 1995.

  The Compensation Committee, comprised of Richard B. Cuff (Chairman), Darrell
J. Bell, William Harral, III and B. Loyall Talyor, Jr. meets to discuss compensation matters and to approve salaries for officers and bonuses for the chief executive officer, the other officers named in the Summary Compensation Table and certain other officers, subject to ratification by the Board of Directors. The Committee held two meetings in 1995.

MEETINGS OF BANK'S BOARD AND ITS COMMITTEES

  The total number of meetings of the Bank's Board of Directors which were held in 1995 was twelve. All incumbent directors (i) attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors, and (ii) attended at least seventy-five percent (75%) of the total number of meetings held by all committees of the Board on which the director served, except William Harral, III who during 1995 was unable to attend one Trust Committee meeting.

BOARDS OF DIRECTORS COMPENSATION

  During 1995, each non-officer director was paid an annual retainer of $6,000, payable $1,500 each calendar quarter. In addition each non-officer director was paid a fee of $750 for attendance at each Board meeting and $250 for attending any Board committee meeting. A separate attendance fee is not paid for attending a Corporation Board meeting held on a Bank Board meeting day.

  Under the Corporation's Non-Employee Directors Stock Option Plan, each non-employee director of the Corporation during the years 1996, 1997 and 1998 will be granted options to purchase 1,000 shares(/2/) of Corporation stock. The purchase price of the stock is the fair market value based on the last sales price of the stock on the third business day following the date of the Corporation's Annual Meeting. Each stock option may be exercised within ten
(10) years from the date of grant. Only directors who are elected or appointed to the Board at or before the Corporation's 1998 Annual Meeting may participate in the Directors' Stock Option Plan.
--------
(/2/) Originally, the directors were each granted options to purchase 500 shares of stock but, as provided in the Non-Employee Directors Plan, the options granted were adjusted to reflect the 2 for 1 stock split which took place on December 29, 1995.

  Under the Deferred Payment Plan for Directors of the Corporation (the "Corporation's Directors' Deferred Plan"), directors of the Corporation may elect, prior to receipt, to defer payment of all or part of their directors' compensation. Amounts deferred are payable, as determined by the director (i) at the termination of the respective director's service to the Corporation; or
(ii) the reaching of age 65, or a specified date. Such payments may be made in a lump sum or in up to 5 annual installments. In the event of a director's death before all amounts credited to his/her Corporation's Directors' Deferred Plan were paid, the Corporation shall pay the balance due the director in one lump sum as the director shall have designated by notice in writing, filed with the Secretary of the Corporation, or, in the absence of such designation, to the director's estate. Amounts deferred were credited to an unfunded directors' deferred compensation account and interest for each calendar year, or part thereof, at a rate equal to the earnings (including increases and decreases in value) on one of the funds under the Corporation's Thrift and Savings Plan, as elected by the director by December 31 of the prior year, was credited and compounded quarterly. In 1994, the Corporation established a trust with the Trust Department of the Bank into which funds were deposited which constitute the assets of the trust.

  Under the Deferred Payment Plan for Directors of the Bank (the "Bank's Directors' Deferred Plan"), directors of the Bank may elect, prior to receipt, to defer payment of all or part of their directors' compensation. Amounts deferred are payable, as determined by the director (i) at the termination of the respective directors' service to the Bank; or (ii) the reaching of age 65, or a specified date. Such payments may be made in a lump sum or in up to 5 annual installments. In the event of a director's death before all amounts credited to his/her Bank's Directors' Deferred Plan were paid, the Bank shall pay the balance due the director in one lump sum as the director shall have designated by notice in writing, filed with the Secretary of the Bank, or, in the absence of such designation, to the director's estate. Amounts deferred were credited to an unfunded directors' deferred compensation account and interest for each calendar year, or part thereof, at a rate equal to the earnings (including increases and decreases in value) on one of the funds under the Corporation's Thrift and Savings Plan, as elected by the director by December 31 of the prior year, was credited and compounded quarterly. In 1994, the Bank established a trust with the Trust Department of the Bank into which funds were deposited which constitute the assets of the trust.

      BIOGRAPHICAL INFORMATION ABOUT CORPORATION'S DIRECTORS--INFORMATION
         ABOUT SECURITY HOLDINGS OF CORPORATION'S DIRECTORS AND OF THE
           CORPORATION'S DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

  The following table sets forth certain biographical information and information regarding beneficial ownership of shares of Corporation's Common Stock as of March 1, 1996, for each of the Corporation's directors, for the executive officers as a group and for all directors and executive officers as a group. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.

                                                                       AMOUNT AND
                                                                       NATURE OF
                                                                       BENEFICIAL   PERCENTAGE
                                                                       OWNERSHIP   OF OUTSTAND-
                                                                         AS OF    ING CORPORATION
           NAME, PRINCIPAL OCCUPATION AND         AGE AS OF   DIRECTOR  MARCH 1,   COMMON STOCK
     BUSINESS EXPERIENCE FOR PAST FIVE YEARS    MARCH 1, 1996 SINCE(1) 1996(2)(3)      OWNED
     ----------------------------------------   ------------- -------- ---------- ---------------
               CONTINUING DIRECTORS
                      Class I
 The terms of the following directors will
  expire in 1999:
 1.  Sherman R. Reed, 3rd                             67        1973     28,124*       1.28%
     Builder and Developer,
      President, Sher-Ree,
      Inc.
 2.          Phyllis M. Shea                          63        1980      5,380*        .25%
             Attorney-at-Law, Shea
              and Shea
 3.  Thomas A. Williams                               60        1992      2,200*        .10%
     Vice President,
      Secretary/Treasurer,
      Houghton International,
      Inc., a specialty
      chemical company, since
      1991; previously
      Executive Vice
      President, Cyprus
      Mineral Company 1989-
      1990 and President and
      Chief Executive
      Officer, Cyprus Foote
      Mineral Company 1987 to
      1989
              NOMINEES FOR DIRECTORS
                     Class II
 The terms of the following directors expire
  in 1996 and if elected to a new term will
  expire in 2000:
 1.          Peter H. Havens                          41        1986      2,361###      .11%
             Executive Vice President
              of the Bank and head of
              Trust Division since
              May 1995(4)
 2.          Robert L. Stevens                        58        1974     85,226#       3.89%
             Chairman of Corporation
              and Bank since December
              of 1995, President and
              Chief Executive Officer
              of the Corporation
              since its formation in
              1986, President and
              Chief Executive Officer
              of the Bank since
              January, 1980 and prior
              to that, its Executive
              Vice President since
              1968
 3.          B. Loyall Taylor, Jr.                    49        1986      5,566+        .25%
             President, Taylor Gifts,
              Inc., mail order
              catalog sales

--------
* Includes 1,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Non-Employee Directors Stock Option Plan.
# Includes 57,640 shares which Mr. Stevens and 17,000 shares which Mr. Wasson have the right to acquire through exercise of stock options granted under the Corporation's Stock Option and Stock Appreciation Rights Plan and 15,598 shares held by Mr. Stevens based on his interest in the Corporation's Thrift and Savings Plan and 761 shares held by Mr. Havens based on his interest in the Corporation's Executive Deferred Bonus Plan.
## Mr. Havens disclaims beneficial ownership of 1,000 shares held in trust for the benefit of his wife, Louise A. Havens, 150 shares held in trust for his daughter, Victoria L. Havens, and 150 shares held in trust for the benefit of his son, Robert H. Havens, who reside in Mr. Havens' household.
+ Includes 3,300 shares held by Mr. Taylor, based on his interest in the Bank's and Corporation's Deferred Payment Plans for directors.

                                                                       AMOUNT AND
                                                                       NATURE OF
                                                                       BENEFICIAL   PERCENTAGE
                                                                       OWNERSHIP   OF OUTSTAND-
                                                                         AS OF    ING CORPORATION
          NAME, PRINCIPAL OCCUPATION AND          AGE AS OF   DIRECTOR  MARCH 1,   COMMON STOCK
     BUSINESS EXPERIENCE FOR PAST FIVE YEARS    MARCH 1, 1996 SINCE(1) 1996(2)(3)      OWNED
     ----------------------------------------   ------------- -------- ---------- ---------------
               CONTINUING DIRECTORS
                     Class III
 The terms of the following directors expire in 1997:
 1.          Warren W. Deakins                        57        1990      3,000*        .14%
             Self-employed insurance
              sales since January
              1993, President and
              Chief Executive
              Officer, Fidelity
              Mutual Group, a life
              insurance company, from
              September 1989 until
              January 1993 and, prior
              thereto, President and
              Chief Operating Officer
              from October, 1984
 2.          Eleanor Carson Donato                    68        1986      1,600         .07%
             President and Owner of
              C.N. Agnew, Realtor,
              Inc., real estate
              brokerage, 1975 to
              present
 3.          Samuel C. Wasson, Jr.                    57        1982     18,803#        .86%
             Secretary of the Bank
              and Corporation since
              January of 1992; Vice
              President of the
              Corporation since its
              formation in 1986 until
              January 1992; Executive
              Vice President of the
              Bank since November
              1993 and Treasurer from
              1980 until November
              1993; prior to that, a
              Vice President of the
              Bank since 1969
               CONTINUING DIRECTORS
                     Class IV
 The terms of the following directors expire
  in 1998:
 1.          Darrell J. Bell                          56        1990      2,200*        .10%
             Consultant to Main Line
              Health, Inc. since
              November 1994, Senior
              Vice President Main
              Line Health, Inc. from
              October 1993 until
              November 1994 President
              and Chief Executive
              Officer, from June,
              1987 until October 1,
              1993, The Bryn Mawr
              Hospital, and prior
              thereto, from April,
              1977, Executive Vice
              President and Chief
              Operating Officer of
              the Hospital
 2.          Richard B. Cuff                          64        1983      7,176*        .33%
             President, Cuffco, Inc.,
              Cobb & Lawless Service
              Co., Inc. and Main Line
              Appliances & Custom
              Kitchens LTD.,
              electrical contracting,
              service and retail
              sales
               NOMINEE FOR DIRECTOR:
 3.          William Harral, III                      56        1995++    1,000         .05%
             President and Chief
              Executive Officer Bell
              Atlantic-Pennsylvania,
              Inc., since November,
              1994; previously Vice
              President and Chief
              Financial Officer from
              May, 1989
             Executive officers as a
              group (10 persons)                                        142,135        6.49%
             All directors and
              executive officers as a
              group (19 persons)                                        198,381        9.06%

-------
++ Pursuant to the requirements of the Corporation's By-Laws, Mr. Harral has been nominated and is standing for election to the Corporation's Board of Directors as a Class IV director to fill the remainder of Thomas J. Farrell's term which expires at the Annual Shareholders Meeting in 1998. Mr. Farrell resigned from the Board based on a personal decision to focus his attention on other business affairs.

Footnote Information Concerning Directors

(1) Reference to service on the Boards of Directors refers to the Bank only prior to 1986 and to the Bank and Corporation since 1986.
(2) The number of shares "beneficially owned" in each case includes 100 shares which each director must own to qualify as a director of the Corporation, and also includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of the Corporation of record which such director does not own beneficially.
(3) The Corporation does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the Corporation's Common Stock other than Thomas J. Carroll and George W. Connell. (See "Security Ownership of Certain Beneficial Owners").
(4) Mr. Havens also serves as a director of Presidio Oil Company of Denver, Colorado and Nobel Education Dynamics, Inc. formerly known as Rocking Horse Child Care Centers of America, Inc. of Cherry Hill, New Jersey.

  None of the directors is a party to any contract, arrangement or understanding with respect to any of the Corporation's Common Stock, other than in connection with (i) the Corporation's Stock Option and Stock Appreciation Rights Plan, and (ii) the Corporation's Non-Employee Directors Stock Option Plan.

                  CORPORATION'S AND BANK'S EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to the current executive officers of the Corporation and Bank as of March 1, 1996:

                                                                                  CORPORATION
                                                                                     STOCK
NAME, PRINCIPAL OCCUPATION    AGE AS OF                                           BENEFICIALLY
 AND BUSINESS EXPERIENCE    MARCH 1, 1996 OFFICE WITH THE CORPORATION AND/OR BANK    OWNED
     FOR PAST 5 YEARS       ------------- --------------------------------------- ------------
Robert L. Stevens.......          58      Chairman, President and Chief              85,226#
                                             Executive Officer and Director of
                                             Corporation and Bank
Peter H. Havens(1)......          41      Executive Vice President of Bank--          2,361+
                                             Trust and Director of Corporation
                                             and Bank
Samuel C. Wasson, Jr....          57      Secretary and Director of Corporation      18,803#
                                             and Executive Vice President--
                                             Loans, Secretary and Director of
                                             Bank
Robert J. Ricciardi.....          47      Vice President of Corporation and          13,069#+
                                             Executive Vice President of Bank--
                                             Community Banking
Joseph W. Rebl..........          51      Treasurer of Corporation and Treasurer      9,780#
                                             and Senior Vice President of Bank--
                                             Finance
Paul M. Kistler, Jr.(2)           59      Senior Vice President of Bank--Human        3,082#
 .......................                     Resources, Facilities and Marketing
Thomas M. Petro(3)......          37      Senior Vice President of Bank--             4,072#
                                             Information Management
Joseph G. Keefer(4).....          37      Senior Vice President of Bank--               942#
                                             Commercial and Real Estate Lending
Donald B. Krieble(5)....          52      Senior Vice President of Bank--             4,800#
                                             Consumer Credit Services
Leo M. Stenson..........          45      Vice President and Auditor of Bank              0

--------
Footnote Information Concerning Executive Officers
# Includes exercisable stock options and/or the interests of the executive officers held in the Corporation's Thrift and Savings Plan stated in terms of the Corporation's shares.
+ Includes interests of the executive officer held in the Corporation's
  Executive Deferred Bonus Plan stated in terms of the Corporation's shares.

--------
(1) Mr. Havens was appointed by the Bank as the Executive Vice President in charge of the Trust Division of the Bank on May 1, 1995. Prior to joining the Bank, Mr. Havens was Manager of Kewanee Enterprises, a private investment company since April of 1982. Mr. Havens has been a director of the Bank and Corporation since 1986.
(2) Mr. Kistler was retained by the Bank as a human resources consultant in November 1992 and was appointed Senior Vice President--Human Resources and Facilities in January 1993 and in April of 1993 assumed responsibility for the Bank's marketing function. Formerly Mr. Kistler was employed by Philadelphia National Bank in various capacities including Secretary of the Board of Directors; CoreStates Financial Corporation as Manager, CoreSearch; and as a consultant.
(3) Mr. Petro was appointed a Vice President of the Bank in January 1992 and Senior Vice President--Information Management in November of 1993. Mr. Petro was the President of Profit Research Consulting, Inc., a wholly owned subsidiary of the Corporation, from its formation in June 1990 until it ceased operations in December 1992. Formerly Mr. Petro was Assistant Vice President and Manager of Management Science Associates, Inc. since September 1986.
(4) Mr. Keefer was employed by the Bank as Vice President of Commercial Loans in March 1991 and appointed Senior Vice President Commercial and Real Estate Lending in June of 1994. Formerly, Mr. Keefer was employed by First Pennsylvania Bank N.A. (now merged into CoreStates Bank, N.A.) since 1980 in various lending capacities including Divisional Vice President.
(5) Mr. Krieble was employed by the Bank as Vice President of Consumer Credit Services in August 1992 and appointed Senior Vice President in June of 1994. Formerly Mr. Krieble was a Senior Vice President--consumer loan administration with Meridian Bank since 1968.

                            EXECUTIVE COMPENSATION

      GENERAL DISCLOSURE CONSIDERATIONS CONCERNING EXECUTIVE COMPENSATION

  The Corporation believes that its shareholders should be provided clear and concise information about the compensation of the Bank's executives and the reasons the Bank's Board of Directors(/3/) made decisions concerning executive compensation, consistent with the Securities and Exchange Commission's (the "Commission") proxy statement disclosure rules regarding disclosure of executive compensation.

  The format and content of the information set forth below is intended to enable the Corporation's shareholders to understand the rationale and criteria for the Corporation's and Bank's executive compensation program and the compensation paid to the named executives and its other executives and key employees.

  The Corporation welcomes shareholder comment on whether the objective--to provide information to the Corporation's shareholders that is useful and clearly stated--has been met. Please send any comments or suggestions for further improvements in disclosure to Samuel C. Wasson, Jr., Secretary at 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

EXECUTIVE COMPENSATION
  The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Robert L. Stevens, the Chairman and Chief Executive Officer of the Bank, and (ii) the Bank's four (/4/) most highly compensated executive officers, other than Mr. Stevens, who were serving as executive officers of the Bank at December 31, 1995 (Mr. Stevens and such officers, are hereinafter sometimes referred to as the "Named Executive Officers").

  The following information reflects bonus compensation earned by the Named Executive Officers during 1995 and paid to them in January 1996. Any compensation earned by the Named Executive Officers during 1996 will be reported in the proxy statement for the Corporation's 1997 Annual Meeting of Shareholders.
--------
(/3/) The Corporation's executives are not compensated for their services to the Corporation rather, because the Bank is the principal subsidiary of the Corporation, they are compensated as officers of the Bank.

                          SUMMARY COMPENSATION TABLE

  The disclosure regarding the compensation of the Bank's executives includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three fiscal years.(/4/)

                               ANNUAL COMPENSATION(1)
                               ----------------------
                                                        STOCK
          NAME AND                                    OPTIONS /    ALL OTHER
     PRINCIPAL POSITION        YEAR  SALARY  BONUS(2)   SARS    COMPENSATION(3)
     ------------------        ---- -------- -------- --------- ---------------
                                      ($)      ($)       (#)          ($)
Robert L. Stevens............  1995 $215,070 $70,000        0       $6,300
Chairman, President and Chief
 Executive Officer             1994  203,442  30,000   40,000        6,000
                               1993  188,229  37,000   14,600        5,550
Peter H. Havens..............  1995  117,387  40,000        0            0
Executive Vice President--     1994        0       0        0            0
 Trust
                               1993        0       0        0            0
Samuel C. Wasson, Jr.........  1995  117,360  40,000        0        3,450
Executive Vice President--
 Loans and Secretary           1994  107,293  18,000   10,000        3,150
                               1993  102,551  20,000    4,200        3,007
Robert J. Ricciardi..........  1995   98,722  33,000        0        2,850
Executive Vice President--     1994   98,048  18,000    8,000        2,850
 Community Banking
                               1993   90,458  20,000    2,800        2,635
Thomas M. Petro..............  1995   97,160  38,000        0        2,850
Senior Vice President--Infor-  1994   87,121  16,000    8,000        2,550
 mation Management
                               1993   72,007  15,000    1,600        2,100

--------

(1) A Table for Long-Term Compensation, including an Other Annual Compensation column is not included because no compensation of this nature is paid by the Corporation or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by the Corporation or the Bank.

(2) Based on an incentive plan related to Corporation earnings for 1993, 1994, and 1995, bonuses were awarded to the Named Executive Officers in January 1994, 1995 and 1996.

(3) The Corporation maintains the Bryn Mawr Bank Corporation Thrift and Savings Plan which was amended and restated to comply with Section 401(k) of the U.S. Internal Revenue Code, effective January 1, 1985. The amended Thrift Plan allows employees of each participating employer to contribute, on a pre-tax basis, up to 16% of their annual base compensation, as defined in the Plan, but not to exceed $9,500 in 1996. Quarterly, each participating employer matches the employees' contribution dollar for dollar to a maximum of 3% of the employee's annual compensation and such amount is included in All Other Compensation.
--------

(/4/) The Commission's compensation disclosure rules require the use, where applicable, of a series of tables to describe various types of compensation paid to the specified executive officers. The use of a specific table or column in a table is not required by the Commission's rules if no compensation was paid or awarded to the named executives. Only the tables or columns required to be used by the Commission's rules, because of the compensation paid to the specified executive officers, have been used in this Proxy Statement.

CHANGE OF CONTROL AGREEMENTS

  In 1991, at the recommendation of the Corporation's Compensation Committee, the Corporation's Board of Directors approved Executive Severance Change-of-Control Agreements (the "Agreements") with certain of its Executive Officers. In 1995, the Corporation's Board of Directors determined to revise the Agreements (the "Revised Agreements") and to enter into Revised Agreements with the Named Executive Officers and certain other Executive Officers (collectively the "covered officers"). The Revised Agreements were approved by the outside members of the Board of Directors.

  The Board of Directors believes that the Revised Agreements assure fair treatment of the covered officers since benefits provided are comparable to termination benefits afforded by other companies to secure and retain key officers. Furthermore, by assuring the officers some financial security, the Revised Agreements protect the Corporation's shareholders by tending to neutralize any bias of these officers in considering proposals to acquire the Corporation. The Board believes that these advantages outweigh the disadvantage of the potential cost of the benefits.

  The Revised Agreements, which are between the Bank and each of the covered officers, provide for a lump sum severance benefit if such officers' employment are terminated under certain circumstances within two years following a "change of control" (as defined in the Revised Agreements) of the Corporation. Such circumstances include termination of employment other than for "cause" (as defined in the Revised Agreements) or the resignation of such officer following a significant reduction in the nature or scope of his/her authority, duties or responsibilities, removal from their position as an officer of the Corporation or Bank, reduction in base salary of the officer in effect immediately prior to the change of control, revocation or reduction of benefits payable to the officer under the Corporation's or Bank's benefit plans, without obtaining the officer's written consent thereto, transfer of the officer to a location outside the greater Philadelphia area or the general area of the officer's principal residence, immediately prior to the change of control, or the officer being required to undertake business travel substantially greater than his/her business travel immediately prior to the change of control.

  The severance benefit consists of (a) an amount in cash equal to three (3) times the officer's salary in effect either immediately prior to the termination of employment or immediately prior to the change of control, whichever is higher, (b) an amount equal to the excess, if any, of the aggregate fair market value of the Corporation's Common Stock, that is, the closing price of the Corporation's Common Stock on the last business day the Common Stock was traded immediately preceding the termination date (the "Termination Date") of the officer's employment, subject to outstanding and unexercised stock options, whether vested or unvested, granted to the officer under the Corporation's Stock Option and Stock Appreciation Rights Plan, over the aggregate exercise price of all such stock options, (c) to the extent not heretofore paid, the officer's salary through the Termination Date and the officer's salary in lieu of any unused vacation, (d) an amount equal to all awards earned by the officer in respect of completed plan periods prior to the Termination Date for the Corporation's Thrift and Savings Plan and the Bank's annual bonus plan, and payment in respect of such plans for the uncompleted fiscal year during which termination of employment occurs, (e) the cost to continue or cause to be continued until thirty-six (36) whole months for the covered officers after the Termination Date, on the cost-sharing basis in effect immediately prior to the change of control, the medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Bank to the officers immediately prior to the change of control, provided, however, that the obligation of the Bank to provide such benefits shall cease at such time as the officer is employed on a full-time basis by a party not owned or controlled by the officer, that provides the officer, substantially the same benefits on substantially the same cost-sharing basis as that between the Bank and the officer in effect immediately prior to the change of control, (f) for both vesting and benefit calculation purposes, credit with 3 additional, "years of credited service", (as defined in the Corporation's Pension Plan), for the covered officers under the Corporation's Pension Plan and Supplemental Employee Retirement Plan, in addition to the years of credited service that would have otherwise been calculated by reference solely to the Termination Date, and (g) the cost of reasonable career counseling services for the covered officer. To the extent necessary to provide the covered officers with the additional years of credited service obtainable under the Revised Agreements, the Corporation has agreed to amend its Supplemental Employee Retirement Plan or create such supplemental retirement plans as are necessary.

  The Revised Agreements terminate in 1998 but are automatically extended for additional one year periods unless the Bank provides written notice to cancel. The terms of outstanding Revised Agreements cannot end prior to the expiration of two years after the occurrence of a Change of Control regardless of any notice by the Bank to cancel.

  In addition to the severance benefits outlined above, each covered officer would be entitled to receive all other compensation and benefits payable generally in the event of termination of employment. The aggregate amount of all such compensation and benefits is subject to a limitation designed to allow the Bank and Corporation to deduct, for federal income tax purposes, any payments made pursuant to the Revised Agreements. The Corporation may terminate each officer's employment, without liability, under the respective Revised Agreements for cause as defined therein.

  The amount of severance salary benefits each of the Named Executive Officers would be entitled to, pursuant to the Revised Agreements, if an event which triggered the payment occurred on the date of the Proxy Statement, is as follows: Messrs. Stevens $630,000, Havens $540,000, Wasson $345,000, Ricciardi $285,000 and Petro $285,000. The total of such severance salary benefit payments for all covered officers would be $2,861,526.

          AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

  The following table sets forth, with respect to each exercise of stock options during 1995 by each of the Named Executive Officers and the year-end value of unexercised options on an aggregated basis: (i) the name of the executive officer (column (a)); (ii) the number of shares received upon exercise, or, if no shares were received, the number of securities with respect to which the options were exercised (column (b)); (iii) the aggregate dollar value realized upon exercise (column (c)); (iv) the total number of unexercised options held at December 31, 1995, separately identifying the exercisable and unexercisable options (column (d)); and (v) the aggregate dollar value of in-the-money, unexercised options held at December 31, 1995, separately identifying the exercisable and unexercisable options (column (e)). As of December 31, 1995, there were no stock appreciation rights outstanding.

  AGGREGATED OPTION EXERCISES IN 1995 AND DECEMBER 31, 1995 OPTION VALUES(1)

          (A)                  (B)           (C)                 (D)                       (E)
                                                       (#) UNEXERCISED OPTIONS  ($) IN-THE-MONEY OPTIONS
                         SHARES ACQUIRED    VALUE     ------------------------- -------------------------
          NAME           IN EXERCISE (#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           --------------- ------------ ----------- ------------- ----------- -------------
Robert L. Stevens.......        --            --        57,640       38,360       703,948      380,922
Peter H. Havens(2)......      1,000         1,875          --           --            --           --
Samuel C. Wasson, Jr....        --            --        17,000        9,560       207,608       93,962
Robert J. Ricciardi.....        --            --         5,680        7,720        61,076       75,814
Thomas M. Petro.........        --            --         2,240        7,380        21,728       72,592

--------
(1) Based upon $26.00 per share market value at December 31, 1995.
(2) Mr. Havens exercised Non-Employee Director options after he became an officer of the Bank and before the options would expire because he was no longer a non-employee director.

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

  In 1993 the Corporation's Board of Directors adopted and in 1994 the Corporation's shareholders approved a restated Bryn Mawr Bank Corporation 1986 Stock Option and Stock Appreciation Rights Plan (the "Plan"). The
Corporation's Board of Director's Compensation Committee (the "Committee"), composed of four non-management directors, who are ineligible to receive grants under the Plan, is authorized to grant stock options

("Option(s)") and stock appreciation rights ("SAR(s)") to key officers (hereinafter called "officer(s)") of the Bank selected by the Committee. Up to 180,720 shares of the Corporation's Common Stock may be issued under the Plan, subject to adjustment for stock dividends, stock splits and other similar corporate transactions.

  An Option gives the officer the right to purchase a certain number of shares of the Corporation's Common Stock for a specified price during a specified period. Options may be either incentive stock options ("ISOs") or nonqualified stock options, each of which, as described below, results in different federal income tax consequences to the officer and the Corporation. An officer may receive the value of an SAR in cash, shares of the Corporation's Common Stock, or a combination of both, as determined by the Committee. The "value" of an SAR is equal to the excess of the market price of each share of the Corporation's Common Stock on the date of exercise over the market price on the date of grant subject to the limitation that the value of the SAR may not exceed 200% of the market price on the date of grant. SARs may be granted only in conjunction with a nonqualified stock option as determined by the Committee.

  Options and SARs may not be exercised before one year from the date of grant and may not be exercised more than three months after employment terminates for any reason other than death, disability or retirement of the officer in which case the officer or the officer's successor in interest, as provided in the relevant option agreement, shall have the right to exercise the Option within twelve months of the date of termination of the employment with respect to any nonqualified stock option or SAR and within twelve months of the date of death or disability with respect to an ISO, unless the Committee provides otherwise at the time of grant. Options and SARs may not have a term of more than ten years, and may not have an exercise price less than the fair market value of the Corporation's Common Stock on the date of grant.

  If the Committee approves, an officer may pay the exercise price of an Option in shares of the Corporation's Common Stock, which have been held by the officer for at least one year, having an aggregate fair market value (at the date of exercise) equal to the exercise price, or in any combination of cash and Corporation's Common Stock. Officers, who have Options should consult their tax advisers for the federal, state and local tax consequences in their specific circumstances.

  During 1995, stock options were not granted to any of the Bank's or corporation's officers.

EXECUTIVE DEFERRED BONUS PLAN

  In 1989, the Corporation established the Deferred Bonus Plan (the "Plan"), which permits executives of the Bank annually to defer all or a portion of any bonus (the "Deferred Compensation") which the executives may be awarded. The executives who are eligible to participate in the Plan are selected annually by the Board of Directors of the Bank. The Plan is an unfunded non-qualified plan and the Plan funds are held in a trust administered by the Bank's Trust Department. Under the Plan the participating executives may elect to invest the Deferred Compensation in a collective investment money market fund, income common trust fund or diversified common trust fund, an international equity fund or in the Corporation's common stock. Participants may elect to defer the receipt of the Deferred Compensation until (i) January of the following year or (ii) retirement or separation from employment. In certain very limited circumstances involving a hardship, as defined in the Plan, participants may request withdrawal of his/her Deferred Compensation. The right to receive future payments under the Plan is an unsecured claim against the general assets of the Corporation. Payments of Deferred Compensation may be made only in cash or Corporation stock as provided in the Plan.

PENSION PLAN

  In December 1989, the Corporation assumed sponsorship of the Bank's non-contributory pension plan (the "Pension Plan") and amended the Pension Plan to cover the eligible employees of the Corporation and the Bank, (the "Employer"). Currently only Bank employees are eligible for benefits under the Plan. Employees of the Bank (collectively called the "participants") become eligible to participate in the Pension Plan on January 1st following their attainment of 20 1/2 years of age and performance of six (6) months of service during which 500 hours of service are credited, as those terms are defined in the Pension Plan. Benefits under the Pension Plan are paid from a trust for which the Bank is Trustee. The payments are made monthly under various options provided for in the Pension Plan, selected by the participants. For funding purposes it is the Corporation's policy to fund amounts necessary to maintain the actuarial soundness of the Pension Plan. The Pension Plan is fully funded and therefore, based on ERISA funding requirements, no contribution was needed or allowed in 1995. The net periodic pension cost is computed on the basis of accepted actuarial methods which include the current year service cost and prior years costs, which are amortized over a 4 year period. The Bank's net periodic pension cost for 1993, 1994 and 1995 was ($106,048), ($45,080), and $122,027,
respectively, increasing the unfunded accrued pension expense for accounting purposes to $198,451 as of December 31, 1995.

  The Corporation's actuaries indicate that the amount of the contribution, payment or accrual with respect to a participant is not and cannot readily be separately or individually calculated under the actuarial cost method used in determining aggregate contribution requirements for the Corporation's Pension Plan. Covered compensation is the basic rate of salary paid to a participant including bonus and overtime.

  Set forth below is a table of annual pension benefits based on the rates of salary in various years of service categories for participants retiring at age 65 in 1995.

                             PENSION BENEFIT TABLE

                                   YEARS OF SERVICE
                ------------------------------------------------------------
FINAL AVERAGE
   SALARY         15        20        25        30         35         40
-------------     --        --        --        --         --         --
  $ 20,000      $ 3,900   $ 5,200   $ 6,500   $ 7,800   $  9,100   $ 10,400
    40,000        8,775    11,700    14,625    17,550     20,475     23,075
    60,000       14,175    18,900    23,625    28,350     33,075     36,975
    80,000       19,575    26,100    32,625    39,150     45,675     50,875
   100,000       24,975    33,300    41,625    49,950     58,275     64,775
   120,000       30,375    40,500    50,625    60,750     70,875     78,675
   140,000       35,775    47,700    59,625    71,550     83,475     92,575
   160,000       39,444    52,615    65,787    78,958     92,129    102,148
   180,000       44,290    59,192    74,094    88,996    103,898    115,263
   200,000       49,137    65,769    82,402    99,035    115,667    120,000*

--------
* Maximum benefit permitted by Internal Revenue Code, as amended.

  Differences in the pension benefit table exist because the Pension Plan is integrated with Social Security benefits, and participants with less income receive a greater portion of their retirement benefits from Social Security. The goal of the Pension Plan is to provide long-term participants with annual benefits from both the Pension Plan and Social Security approximating 60% of their highest average five year annual compensation.

  Benefits paid by the Plan are based on the participants highest average consecutive five year annual compensation, as defined in the Plan, in the ten years prior to participant's retirement. The estimated benefits for the executive officers named in the Summary Compensation Table were based on each officer's 1995 compensation and do not take into consideration any future increases in compensation and are straight life annuity amounts which would be actuarially reduced for a 100% joint and survivor annuity to the officer and the officer's spouse.

  For the Named Executive Officers in the Summary Compensation Table, the estimated annual benefits upon normal retirement at age 65 under the Pension Plan are as follows: Robert L. Stevens, $120,000, Samuel C. Wasson, Jr., $76,638, Robert J. Ricciardi, $68,306, Thomas M. Petro, $57,110 and Peter H. Havens, $57,600. Messrs. Stevens, Wasson, Ricciardi, Petro and Havens, have 36, 30, 20, 5 and 0, credited years of service, respectively, under the Pension Plan.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

  Current Federal law places certain limitations on the amount of retirement income that can be paid pursuant to a pension plan qualified under the Internal Revenue Code, such as the Corporation's Pension Plan. As of December 31, 1995, Mr. Stevens is the only executive officer participating in the Pension Plan who, based on service to date, would be affected by such limitations. The Corporation has adopted the Bryn Mawr Bank Corporation Supplemental Employee Retirement Plan, an unfunded supplemental plan which is designed to provide those amounts which would be payable as pension benefits, except for such limitations under the Internal Revenue Code, which will be paid by the Corporation out of operating funds.

BRYN MAWR BANK CORPORATION THRIFT AND SAVINGS PLAN

  In December of 1989, the Corporation assumed sponsorship of the Bank's Thrift and Savings Plan and amended the plan to cover eligible employees of the Corporation and the Bank, (the "Employer"). An employee of the Corporation or the Bank, (collectively called the "participants") becomes eligible to participate in the Bryn Mawr Bank Corporation Thrift and Savings Plan (the "Thrift Plan") on January 1st following his/her attainment of 20 1/2 years of age and performance of six (6) months of service during which 500 hours of service are credited as those terms are defined in the Thrift Plan. Participants may elect to have what would otherwise be his/her compensation reduced and cause the amount of such reduction to be contributed, on his/her behalf, to the Thrift Plan's related trust in an amount from 1% to 16% of his/her compensation. The Employer makes a dollar for dollar matching contribution, up to 3% of each participant's compensation. All participants may elect to contribute after-tax dollars to the Thrift Plan's related trust in an amount from 1% to 10% of his/her compensation but the Employer will not match such contributions. In any Thrift Plan year the Employer may make contributions to the participants' discretionary accounts in the Thrift Plan of such portions of its net profits as the Employer's Board of Directors may determine, subject to certain limitations in the Thrift Plan.

  The Thrift Plan permits a participant to cause the participant's account balance to be invested in one or more of five different investment funds, including an investment in the Corporation's Common Stock. As of December 31, 1995, the Thrift Plan's related trust held 46,236 shares of Corporation's Common Stock for the benefit of 64 participants. Each such participant or beneficiary owns an undivided interest in the whole of the Corporation's Common Stock Fund of the Thrift Plan. Under the terms of the Thrift Plan and its related trust agreement, the trustee possesses the power and authority to vote the Corporation's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Some of the directors and executive officers of the Bank and the companies with which they are associated were customers of, and had banking transactions with, the Bank in the ordinary course of its business during 1995. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Bank management, the loans and commitments did not involve more than a normal risk of collectability or present other unfavorable features.

                      STOCK PRICE PERFORMANCE GRAPH/1)/

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG BRYN MAWR BANK CORPORATION,
                NASDAQ MARKET VALUE INDEX AND PEER GROUP INDEX

                           [LINE GRAPH APPEARS HERE]

                         Bryn Mawr Bank Cp       Industry Index     Broad Market
1990                           100.00                 100.00            100.00
1991                            58.52                 133.08            128.38
1992                           156.62                 166.65            129.64
1993                           227.91                 207.03            155.50
1994                           226.31                 196.56            163.26
1995                           380.61                 298.47            211.77

--------------------------------------------------------------------------------
--.--  Bryn Mawr Bank Corporation

--*--  NASDAQ Market Value Index

--+--  Peer Group Index -- prepared by Media General Financial Services based on total return of one hundred and forty-five financial institutions located in the Middle Atlantic States for which trading data is available for at least five years.
--------------------------------------------------------------------------------
                   ASSUMES $100 INVESTED ON JANUARY 1, 1991
                      ASSUMES DIVIDEND REINVESTED THROUGH
                     FISCAL YEAR ENDING DECEMBER 31, 1995

/1)/ Graph prepared by Media General Financial Services

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee of the Bank's Board of Directors (the "Bank Compensation Committee") is composed entirely of independent outside directors (see Information About Committees of the Bank's Board of Directors). The Bank Compensation Committee is responsible for setting and administering the Bank's compensation policies, including those which govern salary and the bonus program applicable to the Bank's executive officers including the Named Executive Officers.

  The Compensation Committee of the Corporation's Board of Directors (the "Corporation Compensation Committee") is composed entirely of independent outside directors (see Information About Committees of the Corporation's Board of Directors). The Corporation's Compensation Committee is responsible for setting and administering the policies which govern the grant to key Bank personnel of options to purchase the Corporation's stock including the Named Executive Officers.

EXECUTIVE COMPENSATION POLICY PRINCIPLES

  The Bank's compensation policy is designed to (i) retain and attract highly qualified key executives essential to the long-term success of the Bank and Corporation; (ii) reward such executives for consistent successful management of the Bank and enhancement of shareholder value; and (iii) create a performance-oriented environment that rewards performance not only with respect to the Bank's goals but also the Bank's performance in relation to comparable industry performance levels.

  The Bank's Compensation Committee annually considers the Bank's economic performance in terms of its asset diversification and quality, expense levels, net income, capital accumulation and retention, return on equity and other relevant criteria used in the financial services industry and seeks to relate those considerations to the Bank's performance and each executive's performance of his duties.

  The Bank's executive compensation program, established by the Bank Compensation Committee, is based on the belief that each executive officer's compensation should bear a relationship to the business success of the Bank and Corporation, the value of the Corporation's stock and any significant accomplishments by that executive officer.

                  ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM

  The Bank's total compensation program for its executive officers currently consists of base salary, a fringe benefit package, and an opportunity, depending on the Bank's annual earnings and other economic criteria, to obtain a cash bonus and options to purchase Corporation stock at the market price or a premium above the market price determined by the Corporation's Compensation Committee when such options are awarded.

SALARY COMPENSATION AND FRINGE BENEFITS

  The salary compensation is competitive with other financial institutions in the Delaware Valley and is combined with a fringe benefit package designed to retain and attract experienced and highly professional banking personnel. Each Named Executive Officer's salary is based on that person's level of management responsibility at the Bank and performance of duties and rather than being reviewed annually, will be reviewed every second year and the Named Executive Officers will be reviewed at the end of 1996 with salary adjustments being implemented in 1997. Salary increases were not granted to the Bank's Named Executive Officers for 1996.

  The Bank's officers, including the Named Executive Officers, have an opportunity to be awarded a cash bonus based in large measure on the economic performance of the Bank on an annual basis and each individual officer's accomplishment of his/her designated responsibilities and goals. Bonuses paid to the Named Executive Officers, which were determined on the basis of the Bank's earnings performance in 1995 and paid in January of 1996, reflected the Bank's continued earnings improvement.

STOCK OPTIONS

  Stock options were awarded to the Bank's executive officers, including the Bank's Named Executive Officers, in 1993 and 1994 but no stock options were awarded in 1995. No additional stock options will be awarded unless approved by the Corporation's Compensation Committee.

                   EXECUTIVE COMPENSATION DECISIONS FOR 1995

  The Bank Compensation Committee evaluated the Bank's business performance for 1995 and determined, based on such performance and the criteria outlined above, that bonuses were merited by the Named Executive Officers.

FACTORS AND CRITERIA ON WHICH THE CHIEF EXECUTIVE OFFICER'S COMPENSATION WAS BASED IN 1995

  The Bank Compensation Committee meets annually, without Mr. Stevens, being present, to evaluate his performance and review his compensation package. The Bank Compensation Committee reports on that evaluation to the independent directors of the Board. Mr. Stevens is eligible to participate in all executive compensation programs available to all other executives.

  As indicated in the foregoing discussion concerning the principles upon which the Bank's compensation policy is based, the Bank's economic performance and the performance by Mr. Stevens of his duties as Chief Executive Officer are the essential elements upon which his 1995 compensation was based. Also considered by the Bank Compensation Committee was the continuing improvement over the last three (3) years in the Bank's fundamental economic strength.

  In determining Mr. Stevens' 1995 annual compensation, specifically the bonus awarded to Mr. Stevens, the primary economic performance criteria which the Bank Compensation Committee considered was the fact that the Bank's economic performance exceeded the economic goals specified in its 1995 plan and that exceeding its goals resulted in the Bank increasing annual earnings, accumulating additional capital and increasing regulatory capital ratios, as well as an increase in value of the Corporation's stock and the dividends paid on the Corporation's stock.

THE COMPENSATION COMMITTEES

  The Bank's and Corporation's Compensation Committees are composed of the same members consisting of Richard B. Cuff, Darrell J. Bell, William Harral, III and B. Loyall Taylor, Jr. who each endorsed this report.

                                          Respectfully submitted:

                                          Richard B. Cuff, Chairman
                                          Darrell J. Bell
                                          William Harral, III
                                          B. Loyall Taylor, Jr.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

                          (ITEM 1 ON THE PROXY CARD)

NOMINEES FOR DIRECTORS

  The following directors have been nominated by the Corporation's Board of Directors for election as directors to serve as follows:

    (i)Class II (term to expire in 2000):

      Peter H. Havens
      Robert L. Stevens
      B. Loyall Taylor, Jr.

    (ii)Class IV (term to expire in 1998)

      William Harral, III

and until their successors are elected and take office.

  If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors.

                               ----------------

  The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                                  PROPOSAL 2

                        RATIFICATION OF APPOINTMENT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                          (ITEM 2 ON THE PROXY CARD)

  The firm of Coopers & Lybrand L.L.P. has been appointed by the Board of Directors to serve as the Corporation's independent certified public accountants for the fiscal year beginning January 1, 1996. The Board of Directors of the Corporation is requesting shareholder approval of the appointment. A partner in the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving the Corporation and the Bank, as their independent certified public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent certified public accountants will be reconsidered by the Board of Directors.

  The resolution being voted on is as follows:

  RESOLVED, that the shareholders of the Corporation ratify and confirm the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent certified public accountants for the year 1996.

                               ----------------

  The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION RATIFYING THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE CORPORATION'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR 1996.

                                OTHER BUSINESS

  Management does not know at this time of any other matter which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.

                        SHAREHOLDER PROPOSALS FOR 1997

  The Corporation's Annual Meeting of Shareholders will be held on or about April 15, 1997. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the Corporation before November 14, 1996.

                            ADDITIONAL INFORMATION

  A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1995, containing, among other things, financial statements examined by its independent certified public accountants was mailed with this Proxy Statement on or about March 8, 1996 to the shareholders of record as of the close of business on March 1, 1996.

  Upon written request of any shareholder, a copy of the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 1995, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from the Corporation's Secretary, Samuel C. Wasson, Jr., 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

                                          By Order of the Board of Directors
                                           of
                                          Bryn Mawr Bank Corporation

                                          /s/ Samuel C. Wasson

                                          Samuel C. Wasson, Jr.
                                           Secretary

               [LOGO OF BRYN MAWR BANK CORPORATION APPEARS HERE]

                  ANNUAL SHAREHOLDERS MEETING APRIL 16, 1996

          Proxy is Solicited on Behalf of the Board of Directors of
                          Bryn Mawr Bank Corporation

  The undersigned shareholder of Bryn Mawr Corporation (the "Corporation") hereby appoints Thomas M. Petro, Joseph W. Rebl and Robert J. Ricciardi as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote all the shares of stock of the Corporation held of record by the undersigned on March 1, 1996, at the Corporation's Annual Meeting of Shareholders to be held at 2:00 P.M. on April 16, 1996, at the American College, 270 Bryn Mawr Avenue, Bryn Mawr, Pennsylvania, and at any adjournment or postponement thereof.

  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

             PLEASE PROMPTLY MARK, DATE AND RETURN THIS PROXY CARD
              USING THE ENCLOSED POSTAGE PAID ADDRESSED ENVELOPE.

              (Symbol for Right Arrow Appears Here)  (OVER)

                             FOLD AND DETACH HERE

A special invitation to all shareholders...

  Think about us as more than an investment. We, if we're not, want to be your bank!

  Let us help you with:

    . deposit banking

    . investment management

    . loans--personal, mortgage, or business

    . trustee/executor

    . wealth transfer

  Call us at 1-800-220-BMTC. "Simply the best service you'll ever find in a bank."

                                        Sincerely,

                                        /s/ Robert L. Stevens

                                        Robert L. Stevens
                                        Chairman

--------------------------------------------------------------------------------
This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for Proposals 1 and 2 and upon such other matters as may properly come before the mailing in accordance with the best judgement of the Proxies.

Please mark
your vote as  [X]
indicated in
this example


1.  ELECTION OF DIRECTORS:     Instruction: To withhold authority to vote for
                               any individual nominee, strike a line through the
To vote for the election of    nominee's name in the list below.
all nominees listed to the     (I)  The nominee for the Board of Directors for a
right.                         two year term expiring at the Annual Meeting in
 FOR         Withhold          1998 is: William Harral, III
             Authority         (II) The nominees for the Board of Directors for
-----         -----            a four year term expiring at the Annual Meeting
[   ]         [   ]            in 2000 are:     Peter H. Havens
                               Robert L. Stevens       B. Loyall Taylor, Jr.
2.  CONFIRMATION OF AUDITORS

    To ratify the appointment of Coopers & Lybrand L.L.P. as the independent certified public accountants for Bryn Mawr Bank Corporation for the year 1996.

 FOR    AGAINST  ABSTAIN
-----    -----    -----
[   ]    [   ]    [   ]



Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign partnership name by an authorized person.




Signature(s)_____________________Signature(s)_____________________Date_____,1996

                             FOLD AND DETACH HERE